UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       February 24, 2012

                              VITAL PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-127915               98-0464272
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification No.)

             245 Drumlin Circle, Concord, Ontario, Canada        L4K 3E4
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01       Entry Into a Material Definitive Agreement

On June 12, 2009, November 18, 2009, March 26, 2010, June 29, 2010,
September 28, 2010, December 10, 2010 and  February 25, 2011, Vital
Products, Inc. (the "Company", "we", "us") issued Convertible Secured Promissory Notes (the "Notes") to The Cellular Connection, Ltd.
("Cellular Connection"). The aggregate amount of the Notes was (US)$147,936, and each bore interest at 20% per year with varying maturity dates. The Notes are convertible by us into shares of our common stock at any time prior to the maturity dates, and any outstanding portion at the maturity dates automatically converted into shares of our common stock. The conversion rate of the Notes was set at seventy-five percent (75%) of the average of the lowest closing bid price during the fifteen trading days immediately preceding the date of conversion or maturity date, as the case may be.

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On February 24, 2012, we entered into a Side Letter Agreement ("Side Letter
Agreement") with Cellular Connection pursuant to which we agreed to amend the Notes to reflect an aggregate amount of the Notes, including capitalized interest, to (US)$177,523.20 through February 24, 2012 and changed the conversion rate of the Notes to $0.0002. Additionally, we extended the maturity date of the Notes to February 24, 2013.

The foregoing description of the Notes, and Side Letter Agreement is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law. We undertake no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Item 9.01       Financial Statements and Exhibits

10.1 Side Letter Agreement amending the Secured Promissory Notes between the Company and The Cellular Connection dated June 12, 2009,
     November 18, 2009, March 26, 2010, June 29, 2010, September 28, 2010,
     December 10, 2010 and February 25, 2011 (included herein).


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Vital Products, Inc.
                                                --------------------
                                                       (Registrant)
Date:  February 29, 2011

                                                /s/Michael Levine
                                                --------------------
                                                       (Signature)
                                                Name: Michael Levine
                                                Title: Chief Executive Officer
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